Exhibit 99.1

FOR IMMEDIATE RELEASE

NU SKIN ENTERPRISES REPORTS ESTIMATED THIRD-QUARTER REVENUE SIGNIFICANTLY ABOVE PREVIOUS GUIDANCE

Revenue increase driven by continued adoption of digitally enabled business resulting in strong sales leader and customer growth

Company to release full results for third quarter on Nov. 4

PROVO, Utah — Oct. 1, 2020 — Nu Skin Enterprises, Inc. (NYSE: NUS) today estimated third-quarter 2020 revenue of $700 to $703 million, well ahead of its previous guidance of $605 to $635 million.

“Driven primarily by ongoing investment in our digitally enabled business model and our strong product portfolio, we significantly grew both customers and sales leaders in the third quarter,” said Ritch Wood, chief executive officer. “Our results also benefited from the current environment where consumers are spending more time online and working from home, as sales leaders leverage the power of social sharing to achieve greater levels of productivity. Digital transactions accounted for approximately 90 percent of sales this quarter. We are also pleased with greater geographic balance in our business driven by continued expansion in the West, as well as sequential improvement in China and strong growth in our manufacturing segment. These results provide increased momentum as we head into the fourth quarter, with growing anticipation for the global previews of our new ageLOC Boost device and Nutricentials Bioadaptive Skin Care line.”

Nu Skin Enterprises will release its full third-quarter results and provide an updated outlook for 2020 after the market closes on Wednesday, Nov. 4. The management team will host a conference call with the investment community later that same day at 5 p.m. ET. The webcast of the conference call, including the financial information presented, will be available on the investor relations page of the company’s website at ir.nuskin.com. A replay of the webcast will be available at the same location through Wednesday, Nov. 18.

About Nu Skin Enterprises, Inc.

Founded more than 35 years ago, Nu Skin Enterprises, Inc. (NSE) empowers innovative companies to change the world with sustainable solutions, opportunities, technologies and life-improving values. The company currently focuses its efforts around innovative consumer products, product manufacturing and controlled environment agriculture technology. The NSE family of companies includes Nu Skin, which develops and distributes a comprehensive line of premium-quality beauty and wellness solutions through a global network of sales leaders in Asia, the Americas, Europe, Africa and the Pacific; and Rhyz, our strategic investment arm that includes a collection of sustainable manufacturing and technology innovation companies. Nu Skin Enterprises is traded on the New York Stock Exchange under the symbol "NUS." More information is available at nuskinenterprises.com.

Important Information Regarding Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements of management’s expectations regarding the company’s performance and revenue for the third quarter, growth, and customers and sales leaders. The forward-looking statements involve risks and uncertainties that could cause actual results and outcomes to differ materially from the forward-looking statements expressed herein, including completion of the Company’s close and review procedures, which may necessitate material adjustments to the preliminary estimates provided in this release, and other risks and uncertainties that are set forth in the documents the Company has filed with the Securities and Exchange Commission. The forward-looking statements set forth the Company’s beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements contained in this report to reflect any change except as required by law.

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CONTACTS:
Media: media@nuskin.com, (801) 345-6397
Investors: investorrelations@nuskin.com, (801) 345-3577